UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09651 and 811-09735

Name of Fund:	BlackRock Large Cap Focus Growth Fund, Inc. and Master Focus Growth LLC

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Large Cap Focus Growth Fund, Inc. and Master Focus Growth LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2021

Date of reporting period: 11/30/2020

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

NOVEMBER 30, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock Large Cap Focus Growth Fund, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of November 30, 2020 has been a time of sudden change in global financial markets, as the emergence and spread of the coronavirus (or “COVID-19”) led to a vast disruption in the global economy and financial markets. Prior to the outbreak of the virus, U.S. equities and bonds both delivered solid returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point of the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. Many equity indices neared or surpassed all-time highs in November 2020 following a series of successful vaccine trials. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities from developed economies grew at a more modest pace, significantly lagging emerging market stocks, which rebounded sharply.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment, and posted solid returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) touched an all-time low. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

The Fed took an accommodative monetary stance in late 2019 to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency interest rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to accelerate as vaccination efforts get under way. Inflation should increase as the growth accelerates, but a shift in central bank policy means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the equity expansion.

Overall, we favor a positive stance toward risk, with an overweight in both equities and credit. We see U.S. and Asian equities benefiting from structural growth trends in tech, while emerging markets should be particularly helped by a vaccine-led economic expansion. In credit, rising inflation should provide tailwinds for inflation-protected bonds, and global high-yield and Asian bonds also provide attractive opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of November 30, 2020
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	19.98%	17.46%

U.S. small cap equities (Russell 2000® Index)	31.36	13.59

International equities (MSCI Europe, Australasia, Far East Index)	20.16	6.37

Emerging market equities (MSCI Emerging Markets Index)	31.14	18.43

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.07	0.80

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(1.31)	10.09

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.79	7.28

Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.12	4.68

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	10.30	7.17

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of November 30, 2020	BlackRock Large Cap Focus Growth Fund, Inc.

Investment Objective

BlackRock Large Cap Focus Growth Fund, Inc.’s (the “Fund”) (formerly known as BlackRock Focus Growth Fund, Inc.) investment objective is long-term capital appreciation.

On November 17, 2020, the Board approved a proposal in which the Fund will cease to invest in the Master Focus Growth LLC (the “Master LLC”), as part of a “master/feeder” structure and will instead operate as a stand-alone fund. This change is expected to be effective on or about March 1, 2021.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2020, the Fund underperformed its benchmark, the Russell 1000® Growth Index. The Fund invests all of its assets in the Master LLC, an affiliate of the Fund.

What factors influenced performance?

The largest detractors from the Fund’s relative performance over the period were stock selection in information technology (“IT”) and consumer discretionary, along with a mix of positioning and stock selection in financials. Within IT, underweight exposure to semiconductors & semiconductor equipment, most notably an underweight position in NVIDIA Corp., detracted the most from results. Additionally, an underweight position in Apple Inc. within the technology hardware, storage & peripherals industry also weighed on performance in IT. Within the consumer discretionary sector, the Master LLC’s lack of a position in Tesla, Inc. detracted from returns. Lastly, within financials, stock selection in the capital markets industry, particularly an overweight position in S&P Global, Inc., weighed on Fund returns.

The largest contributors to relative performance were stock selection within the communication services sector, positioning in health care, and stock selection in industrials. Within communication services, overweight exposure to interactive media & services, most notably an out-of-benchmark position in Snap, Inc. and an overweight position in Match Group, Inc., drove relative performance. Within health care, a lack of exposure to biotechnology and selective positioning across the pharmaceuticals industry further added to relative results. Lastly, within industrials, an overweight position in Copart, Inc. in the commercial services & supplies industry proved advantageous as well.

Describe recent portfolio activity.

During the period, exposure to the IT sector increased with an allocation to software. Exposure to the communication services sector increased as well. Conversely, exposure to consumer discretionary decreased the most due to a reduced allocation to specialty retail. Exposure to the health care sector declined as well.

Describe portfolio positioning at period end.

As of period end, the Master LLC’s largest overweight position relative to the Russell 1000® Growth Index was in the communication services sector, followed by consumer discretionary and materials. Conversely, the consumer staples sector was the largest underweight, followed by health care and real estate.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

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Fund Summary as of November 30, 2020 (continued)	BlackRock Large Cap Focus Growth Fund, Inc.

Performance Summary for the Period Ended November 30, 2020

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	24.78%	40.92%	N/A	19.36%	N/A	15.97%	N/A
Investor A	24.56	40.53	33.15%	19.03	17.76%	15.56	14.94%
Investor C	23.82	39.33	38.33	18.14	18.14	14.91	14.91
Class K	24.73	41.12	N/A	19.39	N/A	15.98	N/A
Russell 1000® Growth Index(c)	25.82	36.40	N/A	19.56	N/A	17.31	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

The Fund invests all of its assets in the Master LLC. The Master LLC invests primarily in the common stock of not less than 25 to not more than 45 companies that Master LLC management believes have strong earnings and revenue growth and capital appreciation potential. Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities and derivatives that have similar economic characteristics to such securities.

(c)

An unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)
	Beginning Account Value (06/01/20)	Ending Account Value (11/30/20)	Expenses Paid During the Period	(b)	Beginning Account Value (06/01/20)	Ending Account Value (11/30/20)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
Institutional	$ 1,000.00	$ 1,247.80	$ 3.78		$ 1,000.00	$ 1,021.71	$ 3.40		0.67%
Investor A	1,000.00	1,245.60	5.18		1,000.00	1,020.46	4.66		0.92
Investor C	1,000.00	1,238.20	9.37		1,000.00	1,016.70	8.44		1.67
Class K	1,000.00	1,247.30	3.49		1,000.00	1,021.96	3.14		0.62

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master LLC, the expense example reflects the net expenses of both the Fund and the Master LLC in which it invests.

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of November 25, 2019 is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Administrator”), the Fund’s administrator, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Administrator is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on June 1, 2020 and held through November 30, 2020) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities (unaudited)

November 30, 2020

BlackRock Large Cap Focus Growth Fund, Inc.

ASSETS
Investments at value — Master LLC	$1,870,423,881
Receivables:
Capital shares sold	2,275,934
From the Administrator	62,089
Prepaid expenses	134,178

Total assets	1,872,896,082

LIABILITIES
Payables:
Administration fees	104,160
Capital shares redeemed	2,132,605
Contributions to the Master LLC	143,329
Officer’s fees	378
Other accrued expenses	168,074
Service and distribution fees	297,473
Transfer agent fees	287,657

Total liabilities	3,133,676

NET ASSETS	$1,869,762,406

NET ASSETS CONSIST OF
Paid-in capital	$990,730,582
Accumulated earnings	879,031,824

NET ASSETS	$1,869,762,406

F I N A N C I A L S T A T E M E N T S	7

Statement of Assets and Liabilities (unaudited) (continued)

November 30, 2020

BlackRock Large Cap Focus Growth Fund, Inc.
NET ASSET VALUE

Institutional
Net assets	$680,865,737

Shares outstanding	97,994,330

Net asset value	$6.95

Shares authorized	200 million

Par value	$0.10

Investor A
Net assets	$1,002,612,400

Shares outstanding	158,188,770

Net asset value	$6.34

Shares authorized	250 million

Par value	$0.10

Investor C
Net assets	$117,732,238

Shares outstanding	23,575,328

Net asset value	$4.99

Shares authorized	50 million

Par value	$0.10

Class K
Net assets	$68,552,031

Shares outstanding	9,853,942

Net asset value	$6.96

Shares authorized	100 million

Par value	$0.10

See notes to financial statements.

8	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations (unaudited)

Six Months Ended November 30, 2020

BlackRock Large Cap Focus Growth Fund, Inc.

INVESTMENT INCOME
Net investment income allocated from the Master LLC:
Dividends — unaffiliated	$2,843,403
Dividends — affiliated	2,888
Securities lending income — affiliated — net	141,338
Foreign taxes withheld	(22,656)
Expenses	(4,354,797)
Fees waived	3,885

Total investment income	(1,385,939)

FUND EXPENSES
Service and distribution — class specific	1,776,400
Administration	1,011,555
Transfer agent — class specific	828,417
Registration	160,970
Professional	64,959
Printing and postage	63,054
Offering	48,156
Accounting services	3,510
Officer	242
Miscellaneous	5,725

Total expenses	3,962,988
Less:
Fees waived and/or reimbursed by the Administrator	(482,925)
Transfer agent fees waived and/or reimbursed — class specific	(419,997)

Total expenses after fees waived and/or reimbursed	3,060,066

Net investment loss	(4,446,005)

REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM THE MASTER LLC
Net realized gain from investments and foreign currency transactions	57,400,327
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	307,587,265

Total net realized and unrealized gain	364,987,592

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$360,541,587

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	9

Statements of Changes in Net Assets

	BlackRock Large Cap Focus Growth Fund, Inc.

	Six Months Ended 11/30/20 (unaudited)	Period from 09/01/19 to 05/31/20	Year Ended 08/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment loss	$(4,446,005)	$(2,327,208)	$(1,128,050)
Net realized gain (loss)	57,400,327	(3,322,564)	6,732,273
Net change in unrealized appreciation (depreciation)	307,587,265	182,427,810	3,462,066

Net increase in net assets resulting from operations	360,541,587	176,778,038	9,066,289

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	—	(3,490,263)	(2,722,162)
Investor A	—	(7,306,919)	(3,784,012)
Investor C	—	(1,871,502)	(1,293,774)
Class K	—	(669,994)	—

Decrease in net assets resulting from distributions to shareholders	—	(13,338,678)	(7,799,948)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	69,644,600	1,055,796,049	31,033,373

NET ASSETS
Total increase in net assets	430,186,187	1,219,235,409	32,299,714
Beginning of period	1,439,576,219	220,340,810	188,041,096

End of period	$1,869,762,406	$1,439,576,219	$220,340,810

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

10	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Large Cap Focus Growth Fund, Inc.

	Institutional

	Six Months Ended		Period from
	11/30/20		09/01/19		Year Ended August 31,
	(unaudited)		to 05/31/20		2019	2018	2017	2016	2015

Net asset value, beginning of period	$5.57		$5.00		$4.97	$4.01	$3.29	$3.23	$3.42

Net investment loss(a)		(0.01)	(0.00	)(b)	(0.01)	(0.02)	(0.01)	(0.01)	(0.02)
Net realized and unrealized gain	1.39		0.84		0.22	1.15	0.73	0.22	0.36

Net increase from investment operations	1.38		0.84		0.21	1.13	0.72	0.21	0.34

Distributions from net realized gain(c)	—		(0.27)		(0.18)	(0.17)	—	(0.15)	(0.53)

Net asset value, end of period	$6.95		$5.57		$5.00	$4.97	$4.01	$3.29	$3.23

Total Return(d)
Based on net asset value	24.78	%(e)	17.68	%(e)	4.75%	29.10%	21.88%	6.59%	11.15%

Ratios to Average Net Assets(f)(g)
Total expenses	0.77	%(h)	0.84	%(h)	0.90%	0.93%	1.07%	1.06%	1.14%

Total expenses after fees waived and/or reimbursed	0.67	%(h)	0.67	%(h)	0.83%	0.93%	1.03%	1.03%	1.09%

Net investment loss	(0.32	)%(h)	(0.11	)%(h)	(0.29)%	(0.34)%	(0.39)%	(0.43)%	(0.53)%

Supplemental Data
Net assets, end of period (000)	$680,866		$492,250		$78,749	$67,688	$37,304	$22,415	$19,868

Portfolio turnover rate of the Master LLC		17%	47%		54%	51%	63%	112%	94%

(a)	Based on average shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.
(g)	Includes the Fund’s share of the Master LLC’s allocated fees waived as follows:

	Six Months Ended	Period from
	11/30/20	09/01/19	Year Ended August 31,
	(unaudited)	to 05/31/20	2019	2018	2017	2016	2015

Fees waived	0.00%	0.00%	0.07%	0.11%	0.20%	0.20%	0.20%

(h)	Annualized.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	11

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Large Cap Focus Growth Fund, Inc. (continued)

	Investor A

	Six Months Ended		Period from
	11/30/20		09/01/19		Year Ended August 31,
	(unaudited)		to 05/31/20		2019	2018	2017	2016	2015

Net asset value, beginning of period	$5.09		$4.60		$4.59	$3.73	$3.07	$3.03	$3.23

Net investment loss(a)		(0.02)	(0.01)		(0.02)	(0.03)	(0.02)	(0.02)	(0.03)
Net realized and unrealized gain	1.27		0.77		0.21	1.06	0.68	0.20	0.35

Net increase from investment operations	1.25		0.76		0.19	1.03	0.66	0.18	0.32

Distributions from net realized gain(b)	—		(0.27)		(0.18)	(0.17)	—	(0.14)	(0.52)

Net asset value, end of period	$6.34		$5.09		$4.60	$4.59	$3.73	$3.07	$3.03

Total Return(c)
Based on net asset value	24.56	%(d)	17.48	%(d)	4.69%	28.59%	21.50%	6.11%	11.10%

Ratios to Average Net Assets(e)(f)
Total expenses	1.03	%(g)	1.11	%(g)	1.18%	1.27%	1.40%	1.40%	1.50%

Total expenses after fees waived and/or reimbursed	0.92	%(g)	0.92	%(g)	1.11%	1.26%	1.28%	1.28%	1.43%

Net investment loss	(0.57	)%(g)	(0.36	)%(g)	(0.57)%	(0.67)%	(0.66)%	(0.68)%	(0.87)%

Supplemental Data
Net assets, end of period (000)	$1,002,612		$760,726		$115,307	$90,524	$62,940	$52,744	$40,206

Portfolio turnover rate of the Master LLC		17%	47%		54%	51%	63%	112%	94%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master LLC’s allocated fees waived as follows:

	Six Months Ended	Period from
	11/30/20	09/01/19	Year Ended August 31,
	(unaudited)	to 05/31/20	2019	2018	2017	2016	2015

Fees waived	0.00%	0.00%	0.07%	0.11%	0.20%	0.20%	0.20%

(g)	Annualized.

See notes to financial statements.

12	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Large Cap Focus Growth Fund, Inc. (continued)

	Investor C

	Six Months Ended		Period from
	11/30/20		09/01/19		Year Ended August 31,
	(unaudited)		to 05/31/20		2019	2018	2017	2016	2015

Net asset value, beginning of period	$4.03		$3.71		$3.77	$3.11	$2.58	$2.57	$2.83

Net investment loss(a)		(0.03)	(0.03)		(0.05)	(0.05)	(0.04)	(0.04)	(0.04)
Net realized and unrealized gain	0.99		0.62		0.17	0.88	0.57	0.18	0.29

Net increase from investment operations	0.96		0.59		0.12	0.83	0.53	0.14	0.25

Distributions from net realized gain(b)	—		(0.27)		(0.18)	(0.17)	—	(0.13)	(0.51)

Net asset value, end of period	$4.99		$4.03		$3.71	$3.77	$3.11	$2.58	$2.57

Total Return(c)
Based on net asset value	23.82	%(d)	17.08	%(d)	3.83%	27.81%	20.54%	5.44%	9.87%

Ratios to Average Net Assets(e)(f)
Total expenses	1.80	%(g)	1.89	%(g)	1.93%	1.97%	2.17%	2.16%	2.25%

Total expenses after fees waived and/or reimbursed	1.67	%(g)	1.67	%(g)	1.86%	1.96%	2.03%	2.03%	2.18%

Net investment loss	(1.33	)%(g)	(1.12	)%(g)	(1.33)%	(1.38)%	(1.42)%	(1.43)%	(1.62)%

Supplemental Data
Net assets, end of period (000)	$117,732		$135,414		$26,285	$29,828	$22,295	$29,099	$26,453

Portfolio turnover rate of the Master LLC		17%	47%		54%	51%	63%	112%	94%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master LLC’s allocated fees waived as follows:

	Six Months Ended	Period from
	11/30/20	09/01/19	Year Ended August 31,
	(unaudited)	to 05/31/20	2019	2018	2017	2016	2015

Fees waived	0.00%	0.00%	0.07%	0.11%	0.20%	0.20%	0.20%

(g)	Annualized.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	13

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Large Cap Focus Growth Fund, Inc. (continued)

	Class K
	Six Months Ended		Period from
	11/30/20		11/25/19	(a)
	(unaudited)		to 05/31/20

Net asset value, beginning of period	$5.58		$5.17

Net investment loss(b)		(0.01)	(0.00	)(c)
Net realized and unrealized gain	1.39		0.68

Net increase from investment operations	1.38		0.68

Distributions from net realized gain(d)	—			(0.27)

Net asset value, end of period	$6.96		$5.58

Total Return(e)
Based on net asset value	24.73	%(f)	14.02	%(f)

Ratios to Average Net Assets(g)(h)
Total expenses	0.69	%(i)	0.74	%(i)

Total expenses after fees waived and/or reimbursed	0.62	%(i)	0.62	%(i)

Net investment loss	(0.27	)%(i)	(0.05	)%(i)

Supplemental Data
Net assets, end of period (000)	$68,552		$51,187

Portfolio turnover rate of the Master LLC		17%	47	%(j)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Amount is greater than $(0.005) per share.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.00%.
(h)	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.
(i)	Annualized.
(j)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

14	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock Large Cap Focus Growth Fund, Inc. (the “Fund”) (formerly known as BlackRock Focus Growth Fund, Inc.) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is organized as a Maryland corporation. The Fund is classified as diversified. The Fund seeks to achieve its investment objective by investing all of its assets in Master Focus Growth LLC (the “Master LLC”), an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master LLC reflects the Fund’s proportionate interest in the net assets of the Master LLC. The performance of the Fund is directly affected by the performance of the Master LLC. At November 30, 2020, the percentage of the Master LLC owned by the Fund was 100%. The financial statements of the Master LLC, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

The Board of Directors of the Fund and the Board of Directors of the Master LLC are referred to throughout this report as the “Board” and the members are referred to as “Directors.”

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

On November 17, 2020, the Board approved a proposal in which the Fund will cease to invest in the Master LLC as part of a “master/feeder” structure and will instead operate as a stand-alone fund. This change is expected to be effective on or about March 1, 2021.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Administrator”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Prior Year Reorganization: The Board of the Fund and the Board of Directors of BlackRock Large Cap Series Funds, Inc. each approved the reorganization of the BlackRock Large Cap Focus Growth Fund (the “Target Fund”), a series of BlackRock Large Cap Series Fund, Inc., into the Fund. As a result, the Fund acquired substantially all of the assets and assumed certain stated liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued shares of the Fund. Effective upon the closing of the reorganization, the Fund changed its name from BlackRock Focus Growth Fund, Inc. to BlackRock Large Cap Focus Growth Fund, Inc.

Each shareholder of the Target Fund received shares of the Fund in an amount equal to the aggregate net asset value (“NAV”) of such shareholder’s Target Fund shares, as determined at the close of business on December 6, 2019, less the costs of the Target Fund’s reorganization.

The reorganization was accomplished by a tax-free exchange of shares of the Target Fund in the following amounts and at the following conversion ratios:

Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	Fund’s Share Class	Shares of the Fund

Institutional	26,260,647	2.693413	Institutional	70,730,757
Service	268,910	2.915763	Investor A	784,077
Investor A	43,373,669	2.678967	Investor A	116,196,609
Investor C	12,112,494	2.396903	Investor C	29,032,475
Class K	1,862,927	2.693432	Class K	5,017,669
Class R	1,587,117	2.349887	Investor A	3,729,545

The Target Fund’s net assets and composition of net assets on December 6, 2019, the valuation date of the reorganization, were as follows:

Amounts

Net assets	$1,013,960,213

Paid-in capital	$ 731,437,158
Accumulated earnings	282,523,055

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Fund realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

N O T E S T O F I N A N C I A L S T A T E M E N T S	15

Notes to Financial Statements (unaudited) (continued)

The net assets of the Fund before the reorganization were $230,229,394. The aggregate net assets of the Fund immediately after the reorganization amounted to $1,244,189,607. The Target Fund’s fair value of financial instruments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments
BlackRock Large Cap Focus Growth Fund	$1,014,396,852

The purpose of these transactions was to combine two funds managed by the Administrator with substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on December 9, 2019.

Assuming the reorganization had been completed on September 1, 2019, the beginning of the fiscal reporting period of the Fund, the pro forma results of operations for the period ended May 31, 2020, are as follows:

•	Net investment loss: $(3,410,682)

•	Net realized and change in unrealized gain on investments: $217,374,643

•	Net increase in net assets resulting from operations: $213,963,961

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Fund’s Statement of Operations since December 9, 2019.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from the Master LLC are accounted for on a trade date basis. The Fund records its proportionate share of the Master LLC’s income, expenses and realized and unrealized gains and losses on a daily basis. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Administrator, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s policy is to value its financial instruments at fair value. The Fund records its investment in the Master LLC at fair value based on the Fund’s proportionate interest in the net assets of the Master LLC. Valuation of securities held by the Master LLC is discussed in Note 3 of the Master LLC’s Notes to Financial Statements, which are included elsewhere in this report.

4.	ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Service and Distribution Fees: The Fund entered into a Distribution Agreement and Distribution Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution Plans and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees
Investor A	0.25%	N/A
Investor C	0.25	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

16	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

For the six months ended November 30, 2020, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Investor A	Investor C	Total
Service and distribution fees — class specific	$1,117,006	$659,394	$1,776,400

Administration: The Fund entered into an Administration Agreement with the Administrator, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.12% of the average daily net assets of the Fund. The Fund does not pay an investment advisory fee or investment management fee.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended November 30, 2020, the Fund paid $76 for the Fund’s Institutional Shares to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations.

The Administrator maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended November 30, 2020, the Fund reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

	Institutional	Investor A	Investor C	Class K	Total
Reimbursed amounts	$ 946	$ 16,196	$ 5,120	$ 18	$ 22,280

For the six months ended November 30, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Class K	Total
Transfer agent fees — class specific	$ 275,123	$ 458,288	$ 91,210	$ 3,796	$ 828,417

Other Fees: For the six months ended November 30, 2020, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $46,981.

For the six months ended November 30, 2020, affiliates received CDSCs as follows:

Share Class	Amounts
Investor A	$4,545
Investor C	6,471

$11,016

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Administrator contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitation as a percentage of average daily net assets are as follows:

Institutional	Investor A	Investor C	Class K
0.67%	0.92%	1.67%	0.62%

The Administrator has agreed not to reduce or discontinue these contractual expense limitations through December 31, 2021, unless approved by the Board, including a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended November 30, 2020, the Administrator waived and/or reimbursed administration fees of $482,925, which is included in fees waived and/or reimbursed by the Administrator in the Statement of Operations.

In addition, these amounts waived and/or reimbursed by the Administrator are included in transfer agent fees waived and/or reimbursed — class specific, in the Statement of Operations. For the six months ended November 30, 2020, class specific expense waivers and/or reimbursements were as follows:

	Institutional	Investor A	Investor C	Class K	Total
Transfer agent fees waived and/or reimbursed — class specific	$125,682	$233,653	$56,866	$3,796	$419,997

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency

N O T E S T O F I N A N C I A L S T A T E M E N T S	17

Notes to Financial Statements (unaudited) (continued)

purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended November 30, 2020, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Officer in the Statement of Operations.

5.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of November 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

6.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 11/30/20		Period from 09/01/19 to 05/31/20		Year Ended 08/31/19

Share Class	Shares	Amounts	Shares	Amounts	Shares	Amounts

Institutional

Shares sold	21,865,801	$138,522,196	27,129,069	$136,780,592	7,397,655	$34,877,921

Shares issued in reinvestment of distributions	—	—	669,017	3,258,114	594,178	2,596,557

Shares issued in reorganization(a)	—	—	70,730,757	346,170,680	—	—

Shares redeemed	(12,206,058)	(77,830,679)	(25,935,637)	(128,045,290)	(5,879,150)	(26,599,204)

	9,659,743	$60,691,517	72,593,206	$358,164,096	2,112,683	$10,875,274

Investor A

Shares sold and automatic conversion of shares	22,937,878	$133,368,820	22,933,214	$104,720,067	9,696,186	$41,856,459

Shares issued in reinvestment of distributions	—	—	1,567,645	6,976,018	895,351	3,608,314

Shares issued in reorganization(a)	—	—	120,710,231	540,095,230	—	—

Shares redeemed	(14,209,617)	(82,332,177)	(20,819,967)	(93,934,016)	(5,224,572)	(22,189,351)

	8,728,261	$51,036,643	124,391,123	$557,857,299	5,366,965	$23,275,422

Investor C

Shares sold	3,589,764	$16,300,893	4,104,402	$14,878,665	1,885,773	$6,632,026

Shares issued in reinvestment of distributions	—	—	509,599	1,798,885	383,044	1,252,564

Shares issued in reorganization(a)	—	—	29,032,475	103,123,739	—	—

Shares redeemed and automatic conversion of shares	(13,655,252)	(62,554,520)	(7,082,893)	(25,423,805)	(3,094,947)	(11,001,913)

	(10,065,488)	$(46,253,627)	26,563,583	$94,377,484	(826,130)	$(3,117,323)

Class K(b)

Shares sold	1,741,398	$10,976,627	5,539,367	$27,686,865	—	$—

Shares issued in reinvestment of distributions	—	—	137,576	669,994	—	—

Shares issued in reorganization(a)	—	—	5,017,669	24,570,564	—	—

Shares redeemed	(1,063,494)	(6,806,560)	(1,518,574)	(7,530,253)	—	—

	677,904	$4,170,067	9,176,038	$45,397,170	—	$—

	9,000,420	$69,644,600	232,723,950	$1,055,796,049	6,653,518	$31,033,373

(a)	See Note 1 regarding the reorganization.
(b)	For the period from November 25, 2019 (commencement of operations) to May 31, 2020.

18	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	19

Portfolio Information as of November 30, 2020	Master Focus Growth LLC

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Amazon.com, Inc.	11%
Microsoft Corp.	7
Visa, Inc., Class A	4
Mastercard, Inc., Class A	4
ServiceNow, Inc.	4
Alphabet, Inc., Class A	3
Apple Inc.	3
S&P Global, Inc.	3
Facebook, Inc., Class A	3
Intuit, Inc.	3

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets
Information Technology	46%
Consumer Discretionary	19
Communication Services	13
Health Care	9
Industrials	6
Financials	3
Real Estate	2
Materials	1
Short-Term Securities	1

(a)	Excludes short-term securities.
(b)

For Master LLC compliance purposes, the Master LLC’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

20	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) November 30, 2020	Master Focus Growth LLC (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Capital Markets — 3.0%
S&P Global, Inc.	161,105	$56,673,517

Chemicals — 1.1%
Sherwin-Williams Co.	28,788	21,522,772

Commercial Services & Supplies — 2.4%
Copart, Inc.(a)	386,274	44,595,333

Entertainment — 2.6%
Netflix, Inc.(a)	98,544	48,355,541

Equity Real Estate Investment Trusts (REITs) — 1.5%
SBA Communications Corp.	97,960	28,132,153

Health Care Equipment & Supplies — 2.0%
Boston Scientific Corp.(a)	642,864	21,310,942
Intuitive Surgical, Inc.(a)	21,202	15,393,712

		36,704,654

Health Care Providers & Services — 1.8%
Humana, Inc.	82,793	33,160,252

Industrial Conglomerates — 1.6%
Roper Technologies, Inc.	68,895	29,418,165

Interactive Media & Services — 10.2%
Alphabet, Inc., Class A(a)	33,237	58,310,993
Facebook, Inc., Class A(a)	204,360	56,601,589
Match Group, Inc.(a)	202,995	28,258,934
Snap, Inc., Class A(a)	1,089,007	48,373,691

		191,545,207

Internet & Direct Marketing Retail — 15.6%
Alibaba Group Holding Ltd., ADR(a)	141,052	37,147,455
Amazon.com, Inc.(a)	64,911	205,640,644
MercadoLibre, Inc.(a)	31,473	48,887,955

		291,676,054

IT Services — 12.4%
Adyen NV(a)(b)	19,966	38,138,112
Mastercard, Inc., Class A	210,260	70,754,592
Shopify, Inc., Class A(a)	14,081	15,353,641
Visa, Inc., Class A	388,108	81,638,518
Wix.com Ltd.(a)	101,926	26,034,958

		231,919,821

Life Sciences Tools & Services — 2.8%
Adaptive Biotechnologies Corp.(a)	349,867	16,870,587
Lonza Group AG, Registered Shares	55,533	34,939,853

		51,810,440

Pharmaceuticals — 2.6%
AstraZeneca PLC, ADR	440,721	23,331,770
Zoetis, Inc.	162,247	26,021,174

		49,352,944

Professional Services — 2.5%
CoStar Group, Inc.(a)	52,002	47,351,461

Semiconductors & Semiconductor Equipment — 7.0%
Analog Devices, Inc.	258,594	35,965,254
ASML Holding NV, Registered Shares	108,213	47,368,076
Marvell Technology Group Ltd.	508,303	23,529,346
NVIDIA Corp	44,944	24,092,681

		130,955,357

Security	Shares	Value

Software — 23.2%
Adobe, Inc.(a)	96,870	$46,349,389
Autodesk, Inc.(a)	113,794	31,888,492
Coupa Software, Inc.(a)	44,512	14,640,442
Fair Isaac Corp.(a)	97,840	46,256,795
Intuit, Inc.	151,954	53,490,847
Microsoft Corp.	615,070	131,668,035
Palantir Technologies, Inc., Class A (Acquired 02/07/14, cost $478,449)(a)(c)	78,050	2,046,003
RingCentral, Inc., Class A(a)	80,393	23,880,741
salesforce.com, Inc.(a)	66,876	16,438,121
ServiceNow, Inc.(a)	124,815	66,719,858

		433,378,723

Technology Hardware, Storage & Peripherals — 3.1%
Apple Inc.	487,826	58,075,685

Textiles, Apparel & Luxury Goods — 2.2%
NIKE, Inc., Class B	308,706	41,582,698

Total Common Stocks — 97.6% (Cost: $992,025,190)		1,826,210,777

Preferred Securities

Preferred Stocks — 1.1%

Internet & Direct Marketing Retail — 0.7%
Postmates, Inc., Series F (Acquired 01/08/19, cost $5,910,000)(a)(c)(d)	740,685	13,584,163

Software — 0.4%
C3 AI, Inc., Series H (Acquired 08/14/19, cost $6,000,002)(a)(c)(d)	1,190,831	6,454,304

Total Preferred Securities — 1.1% (Cost: $11,910,002)		20,038,467

Total Long-Term Investments — 98.7% (Cost: $1,003,935,192)		1,846,249,244

Short-Term Securities(e)(f)

Money Market Funds — 1.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.00%	25,494,677	25,494,677

Total Short-Term Securities — 1.4% (Cost: $25,494,677)		25,494,677

Total Investments — 100.1% (Cost: $1,029,429,869)		1,871,743,921

Liabilities in Excess of Other Assets — (0.1)%		(1,320,040)

Net Assets — 100.0%		$1,870,423,881

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)

Restricted security as to resale, excluding 144A securities. The Master LLC held restricted securities with a current value of $22,084,470, representing 1.2% of its net assets as of period end, and an original cost of $12,388,451.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Master LLC.
(f)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) (continued) November 30, 2020	Master Focus Growth LLC

Affiliates

Investments in issuers considered to be affiliate(s) of the Master LLC during the six months ended November 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/20	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/20	Shares Held at 11/30/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$9,959,678	$15,534,999	(a)	$—		$—	$—	$25,494,677	25,494,677	$2,888		$—
SL Liquidity Series, LLC, Money Market Series(b)	12,312,053	—		(12,303,478	)(a)	(8,575)	—	—	—	141,338	(c)	—

						$(8,575)	$—	$25,494,677		$144,226		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Master LLC compliance purposes, the Master LLC’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Master LLC’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Master LLC’s investments categorized in the disclosure hierarchy. The breakdown of the Master LLC’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Capital Markets	$56,673,517	$—	$—	$56,673,517
Chemicals	21,522,772	—	—	21,522,772
Commercial Services & Supplies	44,595,333	—	—	44,595,333
Entertainment	48,355,541	—	—	48,355,541
Equity Real Estate Investment Trusts (REITs)	28,132,153	—	—	28,132,153
Health Care Equipment & Supplies	36,704,654	—	—	36,704,654
Health Care Providers & Services	33,160,252	—	—	33,160,252
Industrial Conglomerates	29,418,165	—	—	29,418,165
Interactive Media & Services	191,545,207	—	—	191,545,207
Internet & Direct Marketing Retail	291,676,054	—	—	291,676,054
IT Services	193,781,709	38,138,112	—	231,919,821
Life Sciences Tools & Services	16,870,587	34,939,853	—	51,810,440
Pharmaceuticals	49,352,944	—	—	49,352,944
Professional Services	47,351,461	—	—	47,351,461
Semiconductors & Semiconductor Equipment	130,955,357	—	—	130,955,357
Software	431,332,720	2,046,003	—	433,378,723
Technology Hardware, Storage & Peripherals	58,075,685	—	—	58,075,685
Textiles, Apparel & Luxury Goods	41,582,698	—	—	41,582,698
Preferred Securities	—	—	20,038,467	20,038,467
Short-Term Securities
Money Market Funds	25,494,677	—	—	25,494,677

	$1,776,581,486	$75,123,968	$20,038,467	$1,871,743,921

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Schedule of Investments (unaudited) (continued) November 30, 2020	Master Focus Growth LLC

A reconciliation of Level 3 investments is presented when the Master LLC had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Preferred Stocks

Assets
Opening Balance, as of May 31, 2020	$11,630,450
Transfers into Level 3	—
Transfers out of Level 3	(635,135)
Accrued discounts/premiums	—
Other	—
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)(a)(b)	9,043,152
Purchases	—
Sales	—

Closing Balance, as of November 30, 2020	$20,038,467

Net change in unrealized appreciation (depreciation) on investments still held at November 30, 2020(b)	$9,043,152

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at November 30, 2020, is generally due to investments no longer held or categorized as Level 3 at period end.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) (continued) November 30, 2020	Master Focus Growth LLC

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Master LLC’s Level 3 investments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Unobservable Inputs Utilized(a)

Assets
Preferred Securities	$20,038,467	Market	Recent Transactions	—

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.

See notes to financial statements.

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Statement of Assets and Liabilities (unaudited)

November 30, 2020

Master Focus Growth LLC

ASSETS
Investments at value — unaffiliated(a)	$1,846,249,244
Investments at value — affiliated(b)	25,494,677
Cash	1,267,834
Receivables:
Investments sold	29,599,555
Securities lending income — affiliated	633
Contributions from investors	143,329
Dividends — affiliated	367
Dividends — unaffiliated	713,764
Prepaid expenses	3,808

Total assets	1,903,473,211

LIABILITIES
Payables:
Investments purchased	32,131,036
Investment advisory fees	749,594
Directors’ fees	6,105
Other accrued expenses	151,624
Other affiliate fees	10,971

Total liabilities	33,049,330

NET ASSETS	$1,870,423,881

NET ASSETS CONSIST OF
Investors’ capital	$1,028,108,674
Net unrealized appreciation (depreciation)	842,315,207

NET ASSETS	$1,870,423,881

(a) Investments at cost — unaffiliated	$1,003,935,192
(b) Investments at cost — affiliated	$25,494,677

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	25

Statement of Operations (unaudited)

Six Months Ended November 30, 2020

Master Focus Growth LLC

INVESTMENT INCOME
Dividends — unaffiliated	$2,843,403
Dividends — affiliated	2,888
Securities lending income — affiliated — net	141,338
Foreign taxes withheld	(22,656)

Total investment income	2,964,973

EXPENSES
Investment advisory	4,216,163
Accounting services	72,859
Professional	33,333
Directors	9,476
Custodian	9,459
Printing and postage	2,881
Miscellaneous	10,626

Total expenses	4,354,797
Less:
Fees waived and/or reimbursed by the Manager	(3,885)

Total expenses after fees waived and/or reimbursed	4,350,912

Net investment loss	(1,385,939)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	57,414,317
Investments — affiliated	(8,575)
Foreign currency transactions	(5,415)

57,400,327

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	307,586,722
Foreign currency translations	543

307,587,265

Net realized and unrealized gain	364,987,592

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$363,601,653

See notes to financial statements.

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Statements of Changes in Net Assets

	Master Focus Growth LLC

	Six Months Ended 11/30/20 (unaudited)	Period from 09/01/19 to 05/31/20	Year Ended 08/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$(1,385,939)	$187,928	$110,304
Net realized gain (loss)	57,400,327	(3,322,564)	6,732,273
Net change in unrealized appreciation (depreciation)	307,587,265	182,428,235	3,462,066

Net increase in net assets resulting from operations	363,601,653	179,293,599	10,304,643

CAPITAL TRANSACTIONS
Proceeds from contributions	302,183,794	1,292,183,896	83,955,784
Value of withdrawals	(235,097,618)	(252,219,499)	(62,018,489)

Net increase in net assets derived from capital transactions	67,086,176	1,039,964,397	21,937,295

NET ASSETS
Total increase in net assets	430,687,829	1,219,257,996	32,241,938
Beginning of period	1,439,736,052	220,478,056	188,236,118

End of period	$1,870,423,881	$1,439,736,052	$220,478,056

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	27

Financial Highlights

(For a share outstanding throughout each period)

	Master Focus Growth LLC

	Six Months Ended		Period from
	11/30/20		09/01/19		Year Ended August 31,
	(unaudited)		to 05/31/20		2019	2018	2017	2016	2015

Total Return

Total Return	24.87	%(a)	17.77	%(a)	5.08%	29.59%	22.42%	7.11%	11.70%

Ratios to Average Net Assets
Total expenses	0.52	%(b)	0.53	%(b)	0.55%	0.58%	0.72%	0.70%	0.74%

Total expenses after fees waived and/or reimbursed	0.52	%(b)	0.53	%(b)	0.48%	0.47%	0.51%	0.50%	0.54%

Net investment income (loss)	(0.16	)%(b)	0.03	%(b)	0.06%	0.12%	0.11%	0.10%	0.02%

Supplemental Data
Net assets, end of period (000)	$1,870,424		$1,439,736		$220,478	$188,236	$122,654	$104,344	$86,597

Portfolio turnover rate		17%	47%		54%	51%	63%	112%	94%

(a)	Aggregate total return.
(b)	Annualized.

See notes to financial statements.

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Notes to Financial Statements (unaudited)

1.	ORGANIZATION

Master Focus Growth LLC (the “Master LLC”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Master LLC is organized as a Delaware limited liability company. The Master LLC is classified as diversified. The Master LLC’s Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the “Board” and the members are referred to as “Directors”) to issue non-transferable interests in the Master LLC, subject to certain limitations.

The Master LLC, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

On November 17, 2020, the Board of Directors of BlackRock Large Cap Focus Growth Fund, Inc. (the “Fund”) approved a proposal in which the Fund will cease to invest in the Master LLC as part of a “master/feeder” structure and instead operate as a stand-alone fund. This change is expected to be effective on or about March 1, 2021.

Prior Year Reorganization: The Board and the Board of Directors of Master Large Cap Focus Growth Portfolio LLC (the “Target Master Portfolio”), a series of the Master Large Cap Series LLC, approved the reorganization of the Target Master Portfolio into the Master LLC. As a result, the Master LLC acquired substantially all of the assets and assumed certain stated liabilities of the Target Master Portfolio in exchange for an equal aggregate value of newly-issued interests of the Master LLC.

On December 6, 2019, all of the portfolio securities previously held by the Target Master Portfolio were contributed by the Target Master Portfolio to the Master LLC in exchange for an investment in the Master LLC.

For financial reporting purposes, assets received and shares issued by the Master LLC were recorded at fair value. However, the cost basis of the investments received from the Target Master Portfolio was carried forward to align ongoing reporting of the Master LLC’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The Target Master Portfolio’s net assets and composition of net assets on December 6, 2019, the valuation date of the reorganization, were as follows:

Amounts

Net assets	$1,014,415,598

Investor’s capital	$ 731,172,287
Net unrealized appreciation (depreciation)	283,243,311

The net assets of the Master LLC before the reorganization were $230,280,042. The aggregate net assets of the Master LLC immediately after the reorganization amounted to $1,244,695,640. The Target Master Portfolio’s fair value and cost of investments prior to the reorganization were as follows:

Target Master Portfolio	Fair Value of Investments	Cost of Investments

Master Large Cap Focus Growth Portfolio LLC	$1,016,672,802	$733,429,491

The purpose of these transactions was to combine two funds managed by the Manager with substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on December 9, 2019.

Assuming the reorganization had been completed on September 1, 2019, the beginning of the fiscal reporting period of the Master LLC, the pro forma results of operations for the period ended May 31, 2020, are as follows:

•	Net investment income: $140,947

•	Net realized and change in unrealized gain on investments: $217,375,762

•	Net increase in net assets resulting from operations: $217,516,709

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Master Portfolio that have been included in the Master LLC’s Statement of Operations since December 9, 2019.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master LLC is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master LLC is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Notes to Financial Statements (unaudited) (continued)

Foreign Currency Translation: The Master LLC’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Master LLC does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Master LLC reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Master LLC may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Master LLC invests. These foreign taxes, if any, are paid by the Master LLC and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of November 30, 2020, if any, are disclosed in the Statement of Assets and Liabilities.

Indemnifications: In the normal course of business, the Master LLC enters into contracts that contain a variety of representations that provide general indemnification. The Master LLC’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master LLC, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master LLC are charged to the Master LLC. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Master LLC has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Master LLC may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master LLC’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Master LLC is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price the Master LLC would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master LLC determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master LLC’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the Master LLC’s listing exchange. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the Master LLC’s listing exchange that may not be reflected in the computation of the Master LLC’s net assets. Each business day, the Master LLC uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

The Master LLC values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master LLC might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

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Notes to Financial Statements (unaudited) (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services

Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.

Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Master LLC. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Master LLC is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Master LLC could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master LLC has the ability to access

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Master LLC may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master LLC collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master LLC is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan.

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Notes to Financial Statements (unaudited) (continued)

The market value of the loaned securities is determined at the close of each business day of the Master LLC and any additional required collateral is delivered to the Master LLC, or excess collateral returned by the Master LLC, on the next business day. During the term of the loan, the Master LLC is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Master LLC’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master LLC under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master LLC, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master LLC can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master LLC benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master LLC could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master LLC.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Master LLC entered into an Investment Advisory Agreement with the Manager, the Master LLC’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Master LLC’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master LLC.

For such services, the Master LLC pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Master LLC’s net assets:

Average Daily Net Assets	Investment Advisory Fees
Not exceeding $5 billion	0.50%
In excess of $5 billion	0.45

For the six months ended November 30, 2020, the Master LLC reimbursed the Manager $7,595 for certain accounting services, which is included in accounting services in the Statement of Operations.

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Master LLC pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through December 31, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Master LLC, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Master LLC. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended November 30, 2020, the amount waived was $3,885.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master LLC’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through December 31, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Master LLC. For the six months ended November 30, 2020, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Master LLC, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Master LLC is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, SL Liquidity Series, LLC (“Money Market Series”), managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Master LLC. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

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Notes to Financial Statements (unaudited) (continued)

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Master LLC retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master LLC retains 75% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Master LLC, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Master LLC is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended November 30, 2020, the Master LLC paid BIM $39,833 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master LLC may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master LLC’s investment policies and restrictions. The Master LLC is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended November 30, 2020, the Master LLC did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Master LLC are directors and/or officers of BlackRock or its affiliates.

6.	PURCHASES AND SALES

For the six months ended November 30, 2020, purchases and sales of investments, excluding short-term investments, were $329,401,024 and $279,210,143, respectively.

7.	INCOME TAX INFORMATION

The Master LLC is disregarded as an entity separate from its owner for tax purposes. As such, the owner of the Master LLC is treated as the owner of the net assets, income, expenses and realized and unrealized gains and losses of the Master LLC. Therefore, no U.S. federal income tax provision is required. It is intended that the Master LLC’s assets will be managed so the owner of the Master LLC can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

As of November 30, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Amounts

Tax cost	$1,062,674,095

Gross unrealized appreciation	$813,109,516
Gross unrealized depreciation	(4,039,690)

Net unrealized appreciation (depreciation)	$809,069,826

8.	BANK BORROWINGS

The Master LLC, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Master LLC may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master LLC, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended November 30, 2020, the Master LLC did not borrow under the credit agreement.

N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Notes to Financial Statements (unaudited) (continued)

9.	PRINCIPAL RISKS

In the normal course of business, the Master LLC invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master LLC to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master LLC and its investments. The Master LLC’s prospectus provides details of the risks to which the Master LLC is subject.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master LLC may invest in illiquid investments. An illiquid investment is any investment that the Master LLC reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Master LLC may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master LLC’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master LLC may lose value, regardless of the individual results of the securities and other instruments in which the Master LLC invests.

The price the Master LLC could receive upon the sale of any particular portfolio investment may differ from the Master LLC’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Master LLC’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Master LLC, and the Master LLC could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Master LLC’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Master LLC may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Master LLC manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master LLC to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master LLC’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master LLC.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Master LLC’s portfolio are disclosed in its Schedule of Investments.

The Master LLC invests a significant portion of its assets in securities within a single or limited number of market sectors. When the Master LLC concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Master LLC and could affect the income from, or the value or liquidity of, the Master LLC’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

As of period end, the Master LLC’s investments had the following industry classifications:

Industry	Percent of Net Assets

Software	24%
Internet & Direct Marketing Retail	16
IT Services	12
Interactive Media & Services	10
Semiconductors & Semiconductor Equipment	7
Other(a)	31

(a)	All other industries held was less than 5% of net assets.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Master LLC may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Master LLC is uncertain.

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Notes to Financial Statements (unaudited) (continued)

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master LLC through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Large Cap Focus Growth Fund, Inc. and Master Focus Growth LLC (the “Funds”) have adopted and implemented a liquidity risk management program (the “Program”), which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Directors (the “Board”) of the Funds met on November 10-11, 2020 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2019 through September 30, 2020 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus outbreak on the Funds and the overall market.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

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Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master LLC file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Fund’s/Master LLC’s Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, the Fund/Master LLC make their portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master LLC use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master LLC voted proxies relating to securities held in the Fund’s/Master LLC’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

A D D I T I O N A L I N F O R M A T I O N	37

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and/or Master LLC Service Providers

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Fund/Master LLC

100 Bellevue Parkway

Wilmington, DE 19809

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Glossary of Terms Used in this Report

Portfolio Abbreviation

ADR	American Depositary Receipt

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	39

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

FG-11/20-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Large Cap Focus Growth Fund, Inc. and Master Focus Growth LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Large Cap Focus Growth Fund, Inc. and Master Focus Growth LLC

Date: February 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Large Cap Focus Growth Fund, Inc. and Master Focus Growth LLC

Date: February 3, 2021

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Large Cap Focus Growth Fund, Inc. and Master Focus Growth LLC

Date: February 3, 2021

3